FFMLT 2005-FF3
Credit Risk Manager Report
May 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Executive Summary
Section One

Prepayment Premium Analysis
Section Two

Analytics
Section Three

Copyright, 2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

Copyright, 2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 Executive Summary May 2005

Transaction Summary

Closing Date: 4/29/2005

Depositor: Structured Asset Securities Corporation

Trustee(s): U. S. Bank

Master Servicer: Aurora Loan Services Master Servicing

Servicer(s): National City Mortgage

Delinquency Reporting Method: OTS Method*

Collateral Summary
Closing Date 4/30/2005

Collateral Balance $770,270,704 $764,823,972
99.29% (4/30/2005 as a percentage of Closing date)

Loan Count 3,425 3,444
99.45% (4/30/2005 as a percentage of Closing date)

*A current loan becomes 30 days
delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.

Collateral Statistics
Loan Count Summed Balance

Repurchases* 0 $0
First Payment Defaults 44 $7,998,326
Early Payment Defaults** 15 $2,337,559
Multiple Loans to One Borrower 10 $1,648,256

*Refers to loans repurchased in the current month
**A default that occurs on the second or third scheduled payment

Prepayments

Remittance Date Beginning Collateral Balance Total Prepayments % of Prepayment
5/25/2005 $770,270,704 $4,704,208 0.61

Prepayment Premium Analysis
During the 5/25/2005 remittance, 13 loans with active prepayment premium flags were paid off and the servicer remitted premiums for all of those loans. A total of $87,672 was remitted to the P Class.

Section Two
Prepayment Premium Analysis

2005 The Murrayhill Company. All Rights Reserved.

reconciliation for Prepayment Premiums for FFMLT 2005-3
Mortgage Data Through: April 30, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

Trustee Remittance Date
Class 25-May-05
P Class $87,672

Section 2: Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the
servicer each month.

Trustee Remittance Date
25-May-05
Servicer $87,672
TOTAL $87,672

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicer to the trustee.

Amount remitted to the P Class: $87,672
Amount remitted by servicer: $87,672
Difference: $0

2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-3
Mortgage Data Through: April 30, 2005

Trustee Remittance Date: 25-May-05

Loans with Active Prepayment Flags with Premiums Remitted (A) 13
Loans without Prepayment Flags with Premiums Remitted 0
Total Loans with Premiums Remitted (B) 13

Loans with Active Prepayment Flags (C) 13
Loans without Prepayment Flags with Premiums Remitted 0
Subtotal (D) 13
Premiums Remitted for Loans with Active Prepayment Flags (A/C) 100.00%
Total Loans with Premiums Remitted to the Subtotal (B/D) 100.00%
Total Paid-Off Loans (E) 19
Total Loans with Premiums Remitted to the Total Paid-Off Loans (B/E) 68.42%

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loan Exception Report for FFMLT 2005-3
Mortgage Data Through: April 30, 2005

Total Paid-Off Loans with Flags 13
Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the
Note)* 0

Loans that Contained a Clause Allowing Prepayment
Premiums to be Waived at the Time of Liquidation*
0

Loans that were Liquidated from REO Status*
0
Loans with Discrepancies between the Data File and the Note* 0

Defaulted Liquidated Loans that Could Not Have Premiums
Collected because of the Acceleration of the Debt*
0

Loans that were Liquidated Through Loss Mitigation Efforts* 0

Total Paid-Off Loans with Active Prepayment Flags (C) 13

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because
of State Statutes
0

Paid-Off Loans with Active Prepayment Flags that Did Not
Have Premiums Remitted
0

* These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.
TOTAL

Paid-Off Loans With Prepayment Flags for FFMLT 2005-3
"Mortgage Data Through: April 30, 2005"

Paid-Off Loans With Prepayment Flags for FFMLT 2005-3
"Mortgage Data Through: April 30, 2005"
Loan
Number
Delinquency Origination Exp. Payoff PPP % of PPP
String Date" PPP Date Balance Remitted to Payoff
Flag Balance

6355456
C0 12/22/2004 1 12/22/2005 $620,700 $16,449 3%
6354935 C0 1/5/2005 1 1/5/2006 $202,500 $6,379 3%
6354707 C0 12/21/2004 2 12/21/2006 $565,123 $14,693 3%
6354151 C0 12/28/2004 2 12/28/2006 $409,190 $13,316 3%
6355394 C0 12/31/2004 2 12/31/2006 $62,383 $1,873 3%
6353460 C0 1/7/2005 2 1/7/2007 $178,313 $4,281 2%
6356289 C0 1/7/2005 2 1/7/2007 $144,721 $2,898 2%
6354669 C0 1/13/2005 2 1/13/2007 $173,000 $4,671 3%
6354094 C0 12/30/2004 3 12/30/2007 $247,219 $7,422 3%
6353823 C0 1/5/2005 3 1/5/2008 $135,252 $1,916 1%
6354255 C0 1/10/2005 3 1/10/2008 $111,200 $3,336 3%
6354947 C0 1/13/2005 3 1/13/2008 $209,585 $4,194 2%
6355682 C0 1/19/2005 3 1/19/2008 $239,695 $6,243 3%

Analytics

2005 The Murrayhill Company. All Rights Reserved.

FFMLT 2005-FF3 FICO Distribution by Status
Mortgage Data Through: April 30, 2005
FICO Delinquency Percentage
540 Current 0.023
540 Delinquent 0.031
550 Current 0.029
550 Delinquent 0.154
560 Current 0.045
560 Delinquent 0.108
560 Paid Off 0.143
570 Current 0.056
570 Delinquent 0.138
570 Paid Off 0.071
580 Current 0.035
580 Delinquent 0.108
580 Paid Off 0.071
590 Current 0.016
600 Current 0.046
600 Delinquent 0.031
610 Current 0.063
610 Delinquent 0.046
620 Current 0.074
620 Delinquent 0.062
630 Current 0.076
630 Delinquent 0.062
640 Current 0.083
640 Delinquent 0.062
640 Paid Off 0.071
650 Current 0.087
650 Delinquent 0.046
660 Current 0.073
660 Delinquent 0.031
660 Paid Off 0.071
670 Current 0.057
670 Delinquent 0.015
670 Paid Off 0.143
680 Current 0.049
680 Delinquent 0.046
680 Paid Off 0.143
690 Current 0.045
690 Delinquent 0.015
690 Paid Off 0.143
700 Current 0.03
700 Paid Off 0.071
710 Current 0.027
720 Current 0.02
720 Delinquent 0.015
730 Current 0.015
740 Current 0.011
740 Delinquent 0.015
740 Paid Off 0.071
750 Current 0.014
760 Current 0.01
770 Current 0.007
780 Current 0.005
780 Delinquent 0.015
790 Current 0.003
800 Current 0.001
810 Current 0.001

Status # of Loans Average Std. Deviation
Current 3,360
639 53.696
Delinquent 65 602 52.8
Paid Off 14 647 58.349
Total: 3,439

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Loan-to-Value Distribution by Status
Mortgage Data Through: April 30, 2005
LTV Delinquency Percentage
0.1 Current 0
0.2 Current 0.001
0.3 Current 0.003
0.4 Current 0.005
0.5 Delinquent 0.015
0.5 Current 0.015
0.6 Paid Off 0.143
0.6 Delinquent 0.046
0.6 Current 0.028
0.7 Delinquent
0.108
0.7 Current 0.076
0.8 Paid Off 0.5
0.8 Current 0.53
0.8 Delinquent
0.477
0.9 Paid Off 0.143
0.9 Delinquent
0.215
0.9 Current 0.241
1 Delinquent 0.138
1 Paid Off 0.214
1 Current
0.101

Status # of Loans Average Std. Deviation
Current 3,360 0.817 0.101
Delinquent 65 0.816 0.102
Paid Off 14 0.831 0.12
Total: 3,439

Copyright 2005, The Murrayhill Company. All rights reserved

FFMLT 2005-FF3 Balance Distribution by Status
Mortgage Data Through: April 30, 2005
Balance
Delinquency Percentage
0 Current 0.001
30000 Current 0.002
40000 Current 0.013
40000 Delinquent 0.015
50000 Current 0.015
50000 Delinquent 0.108
60000 Current 0.022
60000 Delinquent 0.046
70000 Current 0.033
70000 Delinquent 0.092
80000 Current 0.033
80000 Delinquent 0.015
90000 Current 0.038
90000 Delinquent 0.031
100000 Current 0.041
100000 Delinquent 0.015
110000 Current 0.039
110000 Delinquent 0.046
120000 Current 0.048
120000 Delinquent 0.046
130000 Current 0.039
130000 Delinquent 0.046
140000 Current 0.036
140000 Delinquent 0.031
150000 Current 0.037
150000 Delinquent 0.046
160000 Current 0.047
160000 Delinquent 0.046
170000 Current 0.042
170000 Delinquent 0.062
180000 Current 0.039
180000 Delinquent 0.031
190000 Current 0.028
190000 Delinquent 0.015
200000 Current 0.032
200000 Delinquent 0.015
210000 Current 0.026
210000 Delinquent 0.031
220000 Current 0.027
220000 Delinquent 0.046
230000 Current 0.02
230000 Delinquent 0.046
240000 Current 0.024
240000 Delinquent 0.015
250000 Current 0.021
260000 Current 0.02
260000 Delinquent 0.015
270000 Current 0.016
270000 Delinquent 0.015
280000 Current 0.016
290000 Current 0.014
300000 Current 0.013
310000 Current 0.013
320000 Current 0.014
330000 Current 0.013
330000 Delinquent 0.015
340000 Current 0.013
350000 Current 0.01
360000 Current 0.008
370000 Current 0.005
380000 Current 0.011
390000 Current 0.007
390000 Delinquent 0.031
400000 Current 0.008
410000 Current 0.006
420000 Current 0.005
430000 Current 0.005
440000 Current 0.005
450000 Current 0.005
450000 Delinquent 0.015
460000 Current 0.005
470000 Current 0.004
480000 Current 0.004
490000 Current 0.002
500000 Current 0.003
500000 Delinquent 0.015
510000 Current 0.005
520000 Current 0.005
530000 Current 0.005
540000 Current 0.005
540000 Delinquent 0.015
550000 Current 0.004
560000 Current 0.004
570000 Current 0.004
580000 Current 0.004
590000 Current 0.002
600000 Current 0.004
610000 Current 0.001
610000 Delinquent 0.015
620000 Current 0.001
630000 Current 0.002
640000 Current 0.004
650000 Current 0.004
670000 Current 0
700000 Current 0.004
710000 Current 0.001
720000 Current 0.001
730000 Current 0.001
740000 Current 0.001
750000 Current 0.002
760000 Current 0.001
760000 Delinquent 0.015
770000 Current 0
780000 Current 0.001
800000 Current 0.002
810000 Current 0
840000 Current 0.001
850000 Current 0.001
860000 Current 0
870000 Current 0.001
880000 Current 0.001
890000 Current 0
910000 Current 0
920000 Current 0
930000 Current 0.001
980000 Current 0
1050000 Current 0

# of Std.
Status Loans Average Deviation
Current 3,360 224,172.85 153,923.79
Delinquent 65 178,510.53 141,973.92
Total: 3,425

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Type Distribution by Status
Mortgage Data Through: April 30, 2005
Mortgage Type Delinquency Percentage
Investment Home Current 0.029
Investment Home Delinquent 0.015
Investment Home Paid Off 0.143
Primary Home Current 0.962
Primary Home Delinquent 0.985
Primary Home Paid Off 0.786
Second Home Current 0.01
Second Home Paid Off 0.071

Mortgage Type Loan Count Total Balance Avg. Balance
Std. Deviation
ARM 2,993 702,126,438.75 234,589.52 156,643.19
Fixed 446 62,697,533.71 140,577.43 104,460.70
Total: 3,439 764,823,972.46

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Term Distribution by Status
Mortgage Data Through: April 30, 2005
Mortgage Term Delinquency Percentage
180 Current 0.02
240 Current 0
360 Current 0.98
360 Delinquent 1
360 Paid Off 1

# of Loans Other 120 180 240
3,439 0 0 67 1

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Mortgage Purpose Distribution
Mortgage Data Through: April 30, 2005

ORIGINATION STATISTICS

Purpose
Number %
Cash-out 1,634 47.4%
reinance

Purchase
1,562 45.4%

Rate/term
246 7.1%
refinance

Home
0 0.0%
Improvement

Other
2 0.1%

Total
3,444 100%
CURRENT LOANS

Purpose
Number %
Cash-out 1,598 47.6%
reinance

Purchase 1,521
45.3%

Rate/term 239 7.1%
refinance

Home 0
0.0%
Improvement

Other 2
0.1%

Total 3,360 100%

DELINQUENT LOANS

Purpose
Number %

Cash-out 7 50.0%
reinance

Purchase 6 42.9%

Rate/term 1 7.1%
refinance

Home 0
0.0%
Improvement

Other 0
0.0%

Total 14 100%

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Ownership Distribution by Status
Mortgage Data Through: April 30, 2005

Ownership Type Delinquency Percentage

Investment Home Current 0.029
Investment Home Delinquent 0.015
Investment Home Paid Off 0.143
Primary Home Current 0.962
Primary Home Delinquent 0.985
Primary Home Paid Off 0.786
Second Home Current 0.01
Second Home Paid Off 0.071

Title # of Loans
Investment Home 100
Primary Home 3,306
Second Home 33
Total: 3,439

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Count Over Time
Mortgage Data Through: April 30, 2005

AsOfDate 30 Days 60 Days 90 Days Foreclosure REO
4/30/2005 59 6 0 0 0

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Delinquent Balance Over Time
Mortgage Data Through: April 30, 2005

AsOfDate 30 Days 60 Days 90 Days Foreclosure REO
4/30/2005 10335884.6 1267300 0 0 0

Copyright 2005, The Murrayhill Company. All rights reserved.

FFMLT 2005-FF3 Historical SDA Performance
Mortgage Data Through: April 30, 2005

Weighted Monthly
Date Average Age Default Default SDA SDA
AMT Rate CDR (F-R) Curve %

30-Apr-05 3.29 $0 0.00% 0.00% 0.07% 0%

Averages: 3.29 $0 0.00% 0.00% 0.07% 0%

Copyright 2005, The Murrayhill Company. All Rights Reserved.